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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        -------------------------------

                                    FORM 8-K
             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 2002

                        STERLING CHEMICALS HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                   1-00059               76-0185186
     (STATE OR OTHER JURISDICTION OF     (COMMISSION          (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)      FILE NUMBER)        IDENTIFICATION NO.)


                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 650-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                        -------------------------------

                             STERLING CHEMICALS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    333-04343-01                76-0502785
(STATE OR OTHER JURISDICTION OF      (COMMISSION              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)       FILE NUMBER)            IDENTIFICATION NO.)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 650-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         The following information is being furnished in connection with the order confirming the Plan.

         (1) The order confirming the Plan was signed by the United States Bankruptcy Court for the Southern District of Texas (the "Court").

         (2) The Court signed the order confirming the Plan on November 20, 2002 and this order was entered into the Court's docket on November 21, 2002.

         (3) The following is a fair summarization of other material features of the Plan, the terms of which are incorporated by reference into this Form 8-K. To the extent, if any, that this summary conflicts with the terms of the Plan, the terms of the Plan shall control. Capitalized terms used in this summary and not defined herein are given the meaning attributed to them in the Plan, which is attached as Exhibit 2.1 to this Form 8-K.

         By its terms the Plan will become effective (the "Effective Date") when all conditions precedent to its effectiveness, as set forth in Section 10.3 of the Plan, have been satisfied or waived. This is expected to occur on or before December 31, 2002.

         Pursuant to the Plan, certain restructuring transactions (the "Restructuring Transactions") will occur prior to or on the Effective Date. These Restructuring Transactions include, without limitation:

             o The merger of Sterling Holdings with and into Sterling Chemicals with Sterling Chemicals being the surviving corporation (the "Merger"), to occur as an implementing step prior to the Effective Date of the Plan.

             o The receipt by the Debtors, at least five days prior to the Effective Date, of a $60 million Confirmation Deposit, consisting of the proceeds of (i) a rights offering made to holders of General Unsecured Claims, Old Unsecured Notes, and Self-Insured Tort Claims, and underwritten by the Investor, with respect to the purchase of New SCI Common Shares for an aggregate amount equal to $30 million and (ii) the purchase by Investor of New SCI Preferred Shares for an aggregate amount equal to $30 million, in each case in accordance with the terms of the Plan and the Rights Offering or the Investor Agreement, as applicable.

             o The sale on the Effective Date of the pulp chemicals business to Superior Propane Inc. for $375 million (U.S.) in cash, subject to certain adjustments (the "PulpCo Sale").

             o The transfer on the Effective Date of Sterling Fibers, Inc. and Sterling Chemicals International, Inc. to a newly formed entity owned by members of local senior management of Sterling Fibers, Inc.

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         The Reorganized Debtors' remaining business operations will continue.

         The Plan designates 15 classes of Claims and equity Interests according to their different nature and priority as established under the United States Bankruptcy Code.

         On the date of the Merger, all existing equity Interests of Sterling Holdings, together with any options, warrants, conversion rights, rights of first refusal, or other rights, contractual or otherwise, to acquire or receive any equity interests, will be cancelled and extinguished. The holders of Sterling Interests will not receive any property under the Plan on account of these Interests. On the Effective Date, except as contemplated by the Restructuring Transactions, the holders of other Subsidiary Interests will retain such Subsidiary Interests.

         Unclassified Claims, consisting of Allowed Administrative Claims, Allowed DIP Facility Claims and Allowed Priority Tax Claims, will be paid as follows:

                  (a) Each holder of an Allowed Administrative Claim, subject to certain requirements of the Plan, shall receive, on or as soon as reasonably practicable after the latest of (i) the Distribution Date,
         (ii) the date such Administrative Claim becomes an Allowed Administrative Claim or (iii) the date such Administrative Claim becomes payable pursuant to any agreement between a Debtor and the holder of such Claim, either (x) Cash equal to the unpaid portion of such Claim or (y) such other less favorable treatment as agreed by the applicable Debtor and the holder of such Claim; provided, that Allowed Administrative Claims with respect to liabilities incurred by a Debtor in the ordinary course of business during the Chapter 11 Case will be paid in the ordinary course of business in accordance with any agreements relating to these Claims.

                  (b) Each holder of an Allowed DIP Facility Claim will receive on the later of the Effective Date or the date on which such DIP Facility Claim becomes payable pursuant to any agreement between the Debtors and the holder of such DIP Facility Claim either (i) Cash equal to the full amount of the Allowed DIP Facility Claim or (ii) such other less favorable treatment as agreed by the applicable Debtor and the holder of such Claim.

                  (c) Each holder of an Allowed Priority Tax Claim will be receive on the later of the Effective Date or the date on which the Claim becomes an Allowed Claim, either (i) Cash equal to the unpaid portion of such Claim, (ii) such other less favorable treatment as the holder has agreed with the applicable Debtor, or (iii) at the Reorganized Debtors' sole discretion, deferred Cash payments having a value, as of the Effective Date, equal to such Allowed Priority Tax Claim, over a period not exceeding six years after the date of assessment of such Allowed Priority Tax Claim.

         Unimpaired Classes of Claims, consisting of Allowed Other Priority Claims, Lender Claims and Allowed Convenience Claims, receive payments as follows:

                  (a) Each holder of an Allowed Other Priority Claim shall receive, on or as soon as reasonably practicable after the latest of
         (i) the Distribution Date, (ii) the date on which such Claim becomes an Allowed Other Priority Claim, or (iii) the date on which such Other Priority Claim becomes payable pursuant to any agreement between a Debtor and the holder of such Claim, either (x) Cash equal to the unpaid portion of such Allowed

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         Other Priority Claim or (y) such other less favorable treatment as agreed by the applicable Debtor and the holder of such Claim.

                  (b) Each holder of a Lender Claim has been paid in full prior to the Confirmation Date.

                  (c) Each holder of an Allowed Convenience Claim will receive on the Distribution Date Cash in an amount equal to the lesser of (i) the Face Amount of such Claim and (ii) $500.

         Impaired Classes of Claims, including Other Secured Claims, Old 12-3/8% Secured Note Claims, Old Discount Note Claims, General Unsecured Claims, Old Unsecured Note Claims, Tort Claims, Intercompany Claims, Non-Compensatory Damages Claims, Subordinated Claims and Holdings General Unsecured Claims, will be treated as follows:

                  (a) On the Effective Date, at the option of the Debtors, either (i) the legal, equitable, and contractual rights of each holder of an Allowed Other Secured Claim shall be Reinstated; (ii) (A) each holder of an Allowed Other Secured Claim shall retain the Liens securing such Allowed Other Secured Claim, whether the property subject to such Liens is retained by the Debtors or transferred to another entity, to the extent of such Allowed Other Secured Claim, and (B) each holder of an Allowed Other Secured Claim shall receive deferred Cash payments totaling at least the amount of such Allowed Other Secured Claim, of a value, as of the Effective Date, of at least the value of such holder's interest in the Estate's interest in such property; or
         (iii) the collateral securing such Allowed Other Secured Claim shall be surrendered to the holder of such Allowed Other Secured Claim.

                  (b) The Old 12-3/8% Secured Note Claims will be deemed Allowed in their entirety for all purposes of the Plan. On the Effective Date, all Old 12-3/8% Secured Notes shall be deemed cancelled and extinguished. Each holder of an Old 12-3/8% Secured Note Claim shall receive, on the Distribution Date, subject to compliance by the holder with Section 8.8 of the Plan, (i) its Pro Rata share of the Class 5 Proceeds; and (ii) if the Secured Noteholder Claim Amount exceeds the amount of the Class 5 Proceeds, its Pro Rata share of the New SCI Notes. To the extent the Class 5 Proceeds and the New SCI Notes have not been distributed to the Old 12-3/8% Secured Notes Indenture Trustee on the Effective Date, each holder of an Old 12-3/8% Secured Note Claim shall also receive its Pro Rata share of interest that accrues on the Class 5 Proceeds and the New SCI Notes in accordance with the Plan.

                  (c) The Old Discount Note Claims are deemed Allowed in their entirety for all purposes of the Plan. On the Implementation Date, each Holder of an Allowed Old Discount Note claim shall receive its Pro Rata Share of the Merger Consideration (65,000 New SCI Common Shares), subject to Dilution.

                  (d) Each holder of an Allowed General Unsecured Claim shall receive (i) on the Distribution Date, its Pro Rata share (together with all other holders of Allowed General Unsecured Claims, all holders of Allowed Old Unsecured Note Claims, and all holders of

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         Allowed Self-Insured Tort Claims) of the Unsecured Distribution,
         subject to Dilution; and (ii) on the Rights Offering Commencement Date, its Rights Offering Pro Rata Share of the Subscription Rights. Each holder of a General Unsecured Claim that is Disputed as of the Rights Offering Record Date shall also receive, on the Rights Offering Commencement Date, its Rights Offering Pro Rata Share of the Subscription Rights; provided, however, that New SCI Common Shares may be purchased to the exercise of such Subscription Rights only if and to the extent that such holder's Disputed General Unsecured Claim becomes an Allowed General Unsecured Claim, based upon the amount of such Allowed General Unsecured Claim.

                  (e) Old Unsecured Note Claims will be deemed allowed in an aggregate amount not to exceed $443,500,000 for purposes of the Plan. Each holder of an Allowed Old Unsecured Note Claim shall receive (i) subject to compliance by the holder with Section 8.8 of the Plan, on the Distribution Date, its Pro Rata share (together with all other holders of Allowed Old Unsecured Note Claims, all holders of Allowed General Unsecured Claims, and all holders of Allowed Self-Insured Tort Claims) of the Unsecured Distribution, subject to Dilution; and (ii) on the Rights Offering Commencement Date, its Rights Offering Pro Rata Share of the Subscription Rights.

                  (f) Each holder of an Allowed Tort Claim shall receive, (i) on the Effective Date, the right to pursue Cash proceeds that may thereafter be recoverable by such holder from any liability insurance policy under which any Debtor is an insured party in an amount up to the amount of such holder's Allowed Tort Claim, (ii) to the extent of any deductible portion of any liability insurance policy coverage or self-insured portion of such Tort Claim, in the Distribution Date, its Pro Rata share ((together with all holders of Allowed General Unsecured Claims, all holders of Allowed Old Unsecured Note Claims, and all other holders of Allowed Self-Insured Tort Claims) of the Unsecured Distribution (based upon the amount of such Allowed Self-Insured Tort Claim), subject to Dilution, and (iii) on the Rights Offering Commencement Date, its Rights Offering Pro Rata Share of the Subscription Rights. Each holder of a Self-Insured Tort Claim that is Disputed as of the Rights Offering Record Date shall also receive, on the Rights Offering Commencement Date, its Rights Offering Pro Rata Share of the Subscription Rights; provided, however, that New SCI Common Shares may be purchased to the exercise of such Subscription Rights only if and to the extent that such holder's Disputed Self-Insured Tort Claim becomes an Allowed Self-Insured Tort Claim, based upon the amount of such Allowed Self-Insured Tort Claim.

                  (g) Holders of Holdings General Unsecured Claims, Subordinated Claims, Non-Compensatory Damages Claims and Intercompany Claims will not receive or retain any property under the Plan on account of such Claims, and such Claims will be discharged as of the Effective Date.

         The Rights Offering was commenced on or about November 4, 2002, with the mailing to holders of Allowed or Disputed General Unsecured Claims, Allowed or Disputed Self-Insured Tort Claims, and Allowed Old Unsecured Note Claims as of the Rights Offering Record Date a description of the Subscription Rights and instructions for the exercise thereof. The Court established November 1, 2002 as the Rights Offering Record Date, the record date for

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determining which holders of Claims are entitled to receive Subscription Rights.
The deadline for exercising Subscription Rights is November 29, 2002.

         Pursuant to Section 6.11 of the Plan and related Notice of Designation of Board Members, the initial Board of Directors of Reorganized Sterling Chemicals will consist of the following initial designees:

         RESURGENCE ASSET MANAGEMENT L.L.C. DESIGNEES (5)

         JAMES B. RUBIN (48) is Co-Chairman and Chief Investment Officer of Resurgence Asset Management, L.L.C. ("Resurgence"). He has managed the investment portfolios of Resurgence and its predecessors since 1989. He currently serves as a member of the Board of Directors of Levitz Home Furnishings, Inc. and Furniture.com, Inc.

         ROBERT T. SYMINGTON (38) is a Managing Director of Resurgence. Mr. Symington joined Resurgence in 1992. He currently serves as a member of the Board of Directors of Levitz Home Furnishings, Inc.

         BYRON J. HANEY (41) is a Managing Director of Resurgence. Mr. Haney joined Resurgence in 1994. Mr. Haney currently serves on the Board of Directors of Levitz Home Furnishings, Inc.

         MARC S. KIRSCHNER (60) is a Managing Director and General Counsel of Resurgence. Mr. Kirschner joined Resurgence in 2001. Prior to joining Resurgence, Mr. Kirschner headed the Business Practice Group and the Bankruptcy/Restructuring Practice in the New York office of the law firm Jones, Day, Reavis & Pogue. Mr. Kirschner currently serves on the Board of Directors of Levitz Home Furnishings, Inc.

         KEITH R. WHITTAKER (30) is an Associate of Resurgence. Mr. Whittaker joined Resurgence in 2001. Mr. Whittaker was formerly with Triarc Companies, Inc. and the Investment Banking Department of Bear Stearns & Co.

         CREDITORS COMMITTEE DESIGNEE (1)

         RONALD A. RITTENMEYER has served as Chairman of the Board of Directors, Chief Executive Officer and President of Safety-Kleen, Incorporated since August 31, 2001. Mr. Rittenmeyer has also served as Plan Administrator of AFD fund since December 1, 2001. Prior to that time, he served as President and Chief Executive Officer of AmeriServe, Incorporated from February 14, 2000 until December 1, 2001. From September 1998 until February 2000 he served as Chairman of the Board of Directors, President and Chief Executive Officer of RailTex, Inc., San Antonio, Texas. Prior to joining RailTex, Inc., Mr. Rittenmeyer served as President and Chief Operating Officer of Merisel and Chief Operating Officer of Burlington Northern Railroad and held various positions at Frito Lay, Inc.

         UNOFFICIAL SECURED NOTEHOLDERS COMMITTEE (1)

         JOHN GILDEA (58) has been a managing director and principal of Gildea Management Company since 1990. Gildea Management Company and its affiliates have been the investment

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advisor to the Network Funds which specialized in distressed company and special situation investments. Mr. Gildea has served on the Board of Directors of a number of restructured or restructuring companies, including Amdura, American Healthcare Management, America Service Group, GenTek, Inc., Konover Property Trust and UNC Incorporated. Mr. Gildea also serves on the Board of Directors of several UK based investment trusts.

         JOINT DESIGNEES (2)

         DAVID G. ELKINS (60) has been Sterling Holdings' President since January 24, 2001 and its Co-Chief Executive Officer since September 18, 2001. Mr. Elkins joined Sterling in 1998. He was previously a partner in the law firm of Andrews & Kurth L.L.P. Mr. Elkins also serves as a director of the Houston Exploration Company, a New York Stock Exchange listed company, Memorial Hermann Hospital System, a nonprofit corporation, and Guilford Mills, Inc.

         RICHARD K. CRUMP (56) has served as Sterling Holdings' Co-Chief Executive Officer since December 18, 2001. Prior to that time, Mr. Crump served as the Company's Executive Vice President-Operations since May 1, 2000, its Vice President-Strategic Planning from December 1, 1996 until May 1, 2000, its Vice President-Commercial from October 1991 until December 1, 1996, and its Director-Commercial from August 1986 until October 1991. Prior to joining Sterling Holdings, Mr. Crump was Vice President of sales for Rammhorn Marketing from 1984 until August 1986 and Vice President of materials management for El Paso Products Company from 1976 through 1983.

         (4) As of November 20, 2002, the date of the confirmation order, there were 12,776,678 shares of Old Holdings Common Shares outstanding and 166,433 shares of Old Holdings Preferred Shares outstanding. Pursuant to the Plan, an aggregate of 2,825,000 New SCI Common Shares and 2,175 New SCI Preferred Shares will be reserved for issuance pursuant to the terms of the Plan and the Rights Offering or the Investor Agreement, as applicable. Of these authorized New SCI Common Shares, 65,000 will be issued to holders of Allowed Old Discount Note Claims in connection with the Merger. The Plan also requires Reorganized Sterling Chemicals to reserve New SCI Common Shares (i) for issuance upon conversion of New SCI Preferred Shares, (ii) for issuance upon the exercise of New SCI Warrants and (iii) for issuance under the SCI Management Incentive Plan. This number of reserved shares equals (x) 2,175,000 New SCI Common Shares plus
(y) the number of shares issuable pursuant to the exercise of New SCI Warrants, plus (z) the maximum number of shares issuable under, including pursuant to options issued under, the SCI Management Incentive Plan. No other shares will be reserved for issuance in respect of other claims and interests filed and allowed under the Plan.

         (5) Information as to the assets and liabilities of Sterling Holdings and Sterling Chemicals as of October 31, 2002, the most recent practicable date to the date that the order confirming the Plan was entered, is set forth in Sterling Holdings' (Debtors) unaudited consolidating balance sheets included herein as Exhibit 99.1.

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ITEM 7.

(c)  EXHIBITS

Exhibit 2.1      --        Joint Plan of Reorganization of Sterling Chemicals
                           Holdings, Inc., et al., Debtors, dated October 14,
                           2002.

Exhibit 2.2      --        First Modification to Joint Plan of Reorganization of
                           Sterling Chemicals Holdings, Inc., et al., Debtors, dated November 18, 2002.

Exhibit 2.3      --        Plan Supplement Pursuant to Section 12.15 to Joint
                           Plan of Reorganization of Sterling Chemicals
                           Holdings, Inc., et al., Debtors, dated November 13,
                           2002 (forms of reorganization documents).

Exhibit 2.4      --        Notice of Designation of Board of Directors Pursuant
                           to Section 6.11 of Joint Plan of Reorganization dated
                           November 15, 2002 of Sterling Chemicals Holdings,
                           Inc., et al., Debtors.

Exhibit 2.5      --        Order Confirming the Joint Plan of Reorganization of
                           Sterling Chemicals, Inc. and Debtors dated November
                           20, 2002.

Exhibit 99.1     --        Unaudited consolidating balance sheet of Sterling
                           Chemicals Holdings, Inc. (Debtors) as of October 31,
                           2002.

Exhibit 99.2     --        Press Release issued on November 20, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STERLING CHEMICALS HOLDINGS, INC.

Date:  November 25, 2002

                                       By:         /s/ David G. Elkins
                                           -------------------------------------
                                                David G. Elkins, President


                                       STERLING CHEMICALS INC.

Date:  November 25, 2002

                                       By:        /s/ David G. Elkins
                                           -------------------------------------
                                                David G. Elkins, President

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                                  EXHIBIT INDEX



Exhibit 2.1      --        Joint Plan of Reorganization of Sterling Chemicals
                           Holdings, Inc., et al., Debtors, dated October 14,
                           2002.

Exhibit 2.2      --        First Modification to Joint Plan of Reorganization of
                           Sterling Chemicals Holdings, Inc., et al., Debtors, dated November 18, 2002.

Exhibit 2.3      --        Plan Supplement Pursuant to Section 12.15 to Joint
                           Plan of Reorganization of Sterling Chemicals
                           Holdings, Inc., et al., Debtors, dated November 13,
                           2002 (forms of reorganization documents).

Exhibit 2.4      --        Notice of Designation of Board of Directors Pursuant
                           to Section 6.11 of Joint Plan of Reorganization dated
                           November 15, 2002 of Sterling Chemicals Holdings,
                           Inc., et al., Debtors.

Exhibit 2.5      --        Order Confirming the Joint Plan of Reorganization of
                           Sterling Chemicals, Inc. and Debtors dated November
                           20, 2002.

Exhibit 99.1     --        Unaudited consolidating balance sheet of Sterling
                           Chemicals Holdings, Inc. (Debtors) as of October 31,
                           2002.

Exhibit 99.2     --        Press Release issued on November 20, 2002.